EXHIBIT 99

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
Continental Minerals Corporation                    Great China Mining Inc.
1020 - 800 West Pender Street                       (formerly China NetTV Holdings Inc.)
Vancouver, BC                                       World Trade Centre
Canada V6C 2V6                                      Suite 536-999 Canada Place
Tel   604 684 6365                                  Vancouver, BC V6C 3E2
Fax  604 684 8092                                   Tel   604 641 1366
Toll Free 1 800 667 2114                            Fax  604 641 1377
www.continentalminerals.com                         www.greatchinamining.com
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                 DRILLING CONTINUES TO EXPAND XIETONGMEN DEPOSIT

May 30, 2006, Vancouver, BC -Continental Minerals Corporation (TSX.V-KMK; OTC.BB-KMKCF), and Great China Mining Inc. (OTC.BB-GCHA), announce the results from twenty-eight (28) additional core holes drilled in 2006 at the Xietongmen copper-gold deposit, located 240 kilometres west of Lhasa in Tibet, People's Republic of China.

Drilling in 2005 outlined a significant porphyry copper-gold deposit, with excellent potential for expansion. The objectives of the comprehensive 2006 program are to fully assess the resource potential of the project and initiate programs for a feasibility study and environmental and social impact assessments. The studies are targeted for completion in 2007.

Eight rigs are currently active at site in the planned 22,000-metre program, testing the extensions of the Xietongmen deposit. Long intervals with excellent grades of copper and gold continue to be intersected. The current drilling is testing all sides of the deposit, defining the eastern and southern limits as well as stepping out further to the north and to the west.

In the east, drill hole 6087, section 3249200N, intersected 180.5 metres grading 0.85% copper equivalent (CuEQ), including a higher-grade section of 92 metres averaging 1.09% CuEQ. In the same area on section 3249100N, holes 6094 and 6098 intersected wide intervals of excellent grade. Hole 6094 intersected 165 metres averaging 0.98% CuEQ, including two high-grade 30 metre sections of greater than 1.40% CuEQ. This section has extended the deposit a further 100 metres to the east.

In the south, significant intersections were made along a fence of four holes on section 3248800N, extending the deposit a further 100 metres south. Holes 6100, 6103, 6106, and 6110 intersected high grade copper mineralization over 300 metres along the section. The best intersections were in hole 6100 with an interval of 64 metres averaging 0.93% CuEQ and 100 metres to the west, hole 6110 intersected 51.9 metres averaging 0.92% CuEQ.

In the north, hole 6096 on section 3249350N has extended the deposit for another 50 metres to the north, where the deposit remains open. Hole 6096 intersected an interval of 160.3 metres averaging 0.62% CuEQ.

In the west, holes 6084, 6093, 6095, 6097, 6101 and 6102, all intersected mineralization and extended the deposit to the west by 150 metres with the best intersection in hole 6093 with an interval of 130.8 metres averaging 0.77% CuEQ.

A Table of Assay Results is attached. A Property Location Map, a Drill Hole Plan and Cross Sections are posted on the websites: www.continentalminerals.com & www.greatchinamining.com.

In  conjunction  with the targeted  technical  programs,  an expanded  community engagement program is underway. A community relations manager and staff from Tibet have been hired to advance this important work. The objectives are to describe and discuss the project, to get input on it, and to explore opportunities for direct, tangible benefits for local residents and communities. Hence, active dialogue with the local residents in the Tibetan villages and the various authorities in the region will be ongoing in order that the project proceeds in a manner that respects local socio-economic priorities and incorporates a high standard of environmental management.


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Continental and Great China Mining  recently  announced  preliminary  agreements between Continental and certain principal Great China Mining shareholders, whereby the companies will be merged to unify 100% ownership in the Xietongmen property in Continental (see joint news release April 13, 2006). Completion of the merger is subject to a number of conditions including the execution of definitive merger documentation, and shareholders and regulatory approvals, and is likely to complete in the third quarter of 2006. Mark Rebagliati, P.Eng., a Qualified Person as defined under National Instrument 43-101, is supervising the drilling program and quality assurance and quality control ("QAQC") programs on behalf of Continental Minerals Corporation. The program includes rigorous QAQC procedures. Acme Analytical Laboratories of Vancouver, BC, an ISO 9001:2000 accredited laboratory, performs the sample preparation and assaying for the project. Gold analysis is by 30 g Fire Assay fusion with an Inductively Coupled Plasma-Emission Spectroscopy (ICP-ES) finish. Copper assays are done by four acid digestion with an ICP-ES/ICP-Mass Spectroscopy finish. Continental includes standards, blanks and duplicates in addition to the laboratory's internal quality control work.

Gerald Panneton
President & CEO
Continental Minerals Corporation

For further information:
Continental Minerals Corporation                      Great China Mining Inc.
Tel:   604 684 6365                                   Tel:  604 641 1366
Toll Free 1 800 667 2114                              www.greatchinamining.com
www.continentalminerals.com


             No regulatory authority has approved or disapproved the
                  information contained in this news release.

This release includes certain statements that may be deemed "forward-looking statements". All statements in this release, other than statements of historical facts, that address future production, reserve potential, exploration drilling, exploitation activities and events or developments that the companies expect are forward-looking statements. Although the companies believe the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Factors that could cause actual results to differ materially from those in forward-looking statements include market prices, exploitation and exploration successes, and continued availability of capital and financing, and general economic, market or business conditions. Investors are cautioned that any such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements.

For more information on Continental Minerals Corporation, Investors should review the Company's annual Form 20-F filing with the United States Securities Commission at www.sec.gov and its home jurisdiction filings that are available at www.sedar.com.

For more  information  on Great China Mining Inc.,  Investors  should review the
Company's  annual  Form  with  the  United  States   Securities   Commission  at
www.sec.gov.

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   6078                   3249450N            292.0       368.0           76.0        249         0.12      0.18     0.22      0.41
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6083                   3248800N            146.0       197.5           51.5        169         0.27      0.36     0.46      0.87
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6084                   3248900N             18.3       138.5          120.2        394         0.42      0.28     0.57      1.08
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6084    Incl.          3248900N             18.3        73.0           54.7         179        0.72      0.36     0.90      1.72
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6085                   3249400N            226.4       318.0           91.6        301         0.30      0.45     0.53      1.01
---------- --------------------------------------------------------------------- -------------- ---------- -------- -------- -------
   6086    No significant intersections, granite was intersected
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6087                   3249200N            145.2       325.7          180.5         592        0.52      0.64     0.85      1.62
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6087    Incl.          3249200N            206.9       298.6           91.7         301        0.66      0.82     1.09      2.08
---------- -------------------------------------------------------- ------------ -------------- ---------- -------- -------- -------
   6088    No significant intersections
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6090                   3248900N           110.0        180.5           70.5        231         0.18      0.30     0.34      0.65
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6091                   3249250N            47.6        190.6          143.0        469         0.17      0.24     0.29      0.56
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6092                   3249400N           194.8        380.0          185.2        608         0.27      0.39     0.48      0.91
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6093                   3248950N            14.1        144.9          130.8         429        0.54      0.43     0.77      1.47
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6093    Incl.          3248950N            67.5        103.4           35.9         118        0.88      0.50     1.14      2.18
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6094                   3249100N            38.8         57.3           18.5         61         0.46      0.04     0.48      0.91
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6094                   3249100N           184.2        349.4          165.2         542        0.38      1.14     0.98      1.86
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6094    Incl.          3249100N           247.6        278.3           30.7         101        0.48      1.82     1.43      2.73
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6094    Incl.          3249100N           311.1        349.4           38.3         126        0.49      1.77     1.42      2.71
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6095                   3248950N            40.1        105.9           65.8        216         0.36      0.16     0.44      0.84
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6095    Incl.          3248950N            40.1         79.1           39.0        128         0.46      0.17     0.55      1.04
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6096                   3249350N           195.1        355.4          160.3         526        0.37      0.48     0.62      1.18
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
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   6097                   3248900N            25.1        108.3           83.2        273         0.38      0.16     0.47      0.89
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6097    Incl.          3248900N            25.1         54.5           29.4         96         0.65      0.26     0.78      1.48
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6098                   3249100N           209.0        368.5          159.5         523        0.37      0.88     0.83      1.59
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6098    Incl.          3249100N           228.0        276.0           48.0         157        0.58      1.61     1.43      2.71
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6099                   3249150N            39.7         98.0           58.3        191         0.19      0.45     0.43      0.82
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6100                   3248800N            35.1         99.3           64.2         211        0.65      0.54     0.93      1.78
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6100    Incl.          3248800N            42.1         68.9           26.8         88         0.77      0.67     1.12      2.13
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6101                   3248850N            35.6         77.3           41.7        137         0.41      0.09     0.45      0.86
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6102                   3248900N            92.0        111.0           19.0         62         0.22      0.12     0.28      0.53
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6103                   3248800N            55.7         57.7            2.0        6.6         1.80      5.76     4.82      9.18
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6104                   3249250N            74.0        112.0           38.0        125         0.16      0.23     0.28      0.53
---------- -------------------------------------------------------- ------------ -------------- ---------- -------- -------- -------
   6105    No significant intersections
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6106                   3248800N            22.6         71.0           48.4         159        0.68      0.47     0.93      1.76
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6106    Incl.          3248800N            22.6         48.7           26.1         86         0.85      0.53     1.12      2.14
---------- -------------------------------------------------------- ------------ -------------- ---------- -------- -------- -------
   6107    No significant intersections
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6108                   3249050N            52.3        111.4           59.1        194         0.31      0.25     0.44      0.84
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6109                   3248800N            35.0         45.1           10.1         33         1.56      0.25     1.70      3.23
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6110                   3248800N            31.4         83.3           51.9         170        0.79      0.25     0.92      1.75
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
   6110    Incl.          3248800N            31.4         64.3           32.9         108        1.11      0.36     1.30      2.47
---------- ---------- ----------------- --------------- ----------- ------------ -------------- ---------- -------- -------- -------
1Copper and gold  equivalent  calculations  use metal prices of  US$1.25/lb  for copper and US$450/oz for gold. Adjustment factors to account for differences in relative  metallurgical  recoveries  for gold and copper  will  depend upon the completion of definitive metallurgical testing.
 CuEQ = Cu % + (Au g/t x 14.47/27.56)
 AuEQ = (Cu % x 27.56/14.47) + Au g/t
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